Employee Benefit Plan, Risk and Uncertainty	12 Months Ended
Dec. 31, 2025
EBP002
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Risks and Uncertainties
Investment securities are exposed to various risks, such as interest rate, credit, and overall market volatility. The Plan's investment in Costco common stock represents approximately 44% and 51% of the total net assets available for benefits as of December 31, 2025 and 2024, respectively. Significant fluctuations in the market price of the Company's stock could have a material effect on the Plan. Changes in the values of investments could occur, and those changes could materially affect the amounts reported in the statements of net assets available for benefits and participant account balances.